Exhibit 99.1

Legacy Reserves Announces September 24, 2019 Voting Record Date and Subscription Record Date

Legacy Reserves Inc. (“Legacy Reserves”), together with its subsidiaries (collectively, the "Company") announced today that it intends to set September 24, 2019 as the voting record date (the “Voting Record Date”) for all holders of claims in the voting classes under the Company’s Plan of Reorganization (the “Plan”) filed in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).  Such date will also serve as the subscription record date (the “Subscription Record Date”) for the Company’s previously announced $66.5 million rights offering available to accredited unsecured noteholders.

As more fully described in the Plan and the Disclosure Statement, holders of the Company’s unsecured notes as of the Subscription Record Date who are accredited investors will receive the right to subscribe (“Subscription Rights”) for their pro rata share of the common stock of reorganized Legacy Reserves to be issued in connection with the rights offering.  Holders of the Company’s unsecured notes as of the Subscription Record Date who are not accredited investors will have the opportunity to receive a pro rata share of the participation premium shares as if they were fully-subscribing participating noteholders (but shall not receive the Subscription Rights).  The Subscription Rights are not transferable after the Subscription Record Date and any transfer of the corresponding unsecured notes after the Subscription Record Date shall void the Subscription Right.  Transactions in the unsecured notes must settle on or before the Subscription Record Date and the Voting Record Date in order for any purchaser thereof that is an accredited investor to be entitled to the Subscription Rights or for any purchaser thereof that is not an accredited investor to be entitled to the participation premium shares, as applicable, all as more fully described in the Company’s Disclosure Statement.

Court filings and information about the Company’s chapter 11 cases, including a copy of the Disclosure Statement that contains additional information about the rights offering, can be found at a website maintained by the Company's claim agent, Kurtzman Carson Consultants LLC, at www.kccllc.net/legacyreserves, or by calling (866) 967-0495 (toll-free domestic) or (310) 751-2695 (international).

About Legacy Reserves Inc.

Legacy Reserves Inc. is an independent energy company engaged in the development, production and acquisition of oil and natural gas properties in the United States.  Its current operations are focused on the horizontal development of unconventional plays in the Permian Basin and the cost-efficient management of shallow-decline oil and natural gas wells in the Permian Basin, East Texas, Rocky Mountain and Mid-Continent regions.  Additional information regarding the Company is available at www.legacyreserves.com.

Forward-Looking Statements

This press release may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future, are forward-looking statements. Words such as "anticipates," "expects," "intends," "plans," "targets," "projects," "believes," "seeks," "schedules," "estimated," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties, factors and risks, many of which are outside the control of the Company, which could cause results to differ materially from those expected by management of the Company. Such risks and uncertainties include, but are not limited to, the Company's ability to obtain Bankruptcy Court approval with respect to motions or other requests made to the Bankruptcy Court; the ability of the Company to confirm and consummate the Plan; the ability of the Company to consummate the rights offering; the effects of the chapter 11 cases on the Company's liquidity or results of operations or business prospects; the effects of the bankruptcy filing on the Company's business and the interests of various constituents; the length of time that the Company will operate under chapter 11 protection; risks associated with third-party motions in the chapter 11 cases; realized oil and natural gas prices; production volumes, lease operating expenses, general and administrative costs and finding and development costs; future operating results; and the factors set forth under the heading "Risk Factors" in Legacy Reserves Inc.'s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in the Disclosure Statement filed with the Bankruptcy Court. The reader should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Unless legally required, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

No Solicitation or Offer

Any new securities to be issued pursuant to the restructuring transactions described herein may not be registered under the Securities Act or any state securities laws but may be issued pursuant to an exemption from such registration requirements.  Such new securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.  This press release does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities referred to herein.